October 2025

2 Disclaimers "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995 This presentation may contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “believe,” “expect,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “budget,” “goal,” “target,” “would,” “aim” and “outlook,” or similar expressions generally indicate a forward- looking statement. These forward-looking statements are based on management assumptions and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond the Company’s control. Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause the Company’s actual results to differ materially from those indicated in these forward-looking statements, including: the success of the financial technology and banking-as-a-service (“BaaS”) industries, as well as the continued evolution of the regulation of these industries; the Company’s ability to maintain and grow its relationships with its service providers and reliance on such providers to comply with regulatory regimes; the Company’s ability to keep pace with rapid technological changes in the industry or implement new technology effectively; ability to effectively manage and remediate system failure or cybersecurity breaches of the Company’s network security; the Company’s ability to measure and manage its credit risk effectively and any deterioration of the business and economic conditions in the Company’s primary market areas; the adequacy of the Company’s allowance for credit losses; changes in Small Business Administration rules, regulations and loan products and the existing regulatory framework for brokered deposits; higher inflation and its impacts; the effects of changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs on its trading partners; the value of collateral securing the Company’s loans; the Company’s levels of nonperforming assets; the potential for negative consequences resulting from regulatory violations, investigations and examinations, including potential supervisory actions, the assessment of fines and penalties, the imposition of sanctions, the need to undertake remedial actions and possible damage to the Company’s reputation; natural disasters and adverse weather, acts of terrorism, pandemics, an outbreak of hostilities or other international or domestic calamities; anticipated benefits of new lines of business that the Company may enter or investments or acquisitions the Company may make that are not realized within the expected time frame or at all; further negative ratings outlooks or downgrades of the long-term credit rating of the United States; and the ongoing government shutdown and other political impasses, including with respect to the debt ceiling and the federal budget of the United States. The Company cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2024, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. The Company does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by the Company or by or on behalf of the Company, except as may be required under applicable law. Market and industry data This presentation includes estimates regarding market and industry data. Certain information is based on management estimates, which have been derived from third-party sources, as well as data from our internal research. While we believe the estimated market and industry data included in this presentation is generally reliable as of the date of the presentation, such information, which is derived in part from management’s estimates and beliefs, has not been independently verified and we make no representation as to the adequacy, fairness or completeness of any information obtained from third party sources. Non-GAAP financial measures Some of the financial measures included in this presentation are not measures of financial performance recognized by generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures are “tangible shareholders’ equity,” “tangible book value per share,” and “efficiency ratio.” We believe these non-GAAP financial measures provide useful information to management and investors; however, we acknowledge that our non-GAAP financial measures have limitations and should be considered a supplement to, not a substitute for, the GAAP financial measure. As such, you should not view these measures as a substitute for results determined in accordance with GAAP. A reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the Appendix to this presentation. Trademarks “FinWise” and its logos and other trademarks referred to and included in this presentation belong to us and are protected by applicable laws. We refer to our trademarks in this presentation without the ® or the ™ or symbols for convenience. Other service marks, trademarks and trade names referred to in this presentation, if any, are the property of their respective owners, although for presentational convenience we may not use the ® or the ™ symbols to identify such trademarks. Certain Terms In this presentation, we use certain defined terms and terms understood within the banking sector and industry. A Glossary of Terms Used is included in the Appendix to this presentation.

FinWise Overview Differentiated Business Model • Banking and payments solutions provider to fintechs • Resilient and profitable model with compelling growth opportunities • Compliance oversight and risk management-first culture • Lower risk loan portfolio with disciplined underwriting and collateral management: • 40% of portfolio at 3Q25 is SBA Guaranteed and Strategic Program HFS1 (HFS loans are typically cash-collateralized and held for less than one week) • Credit Enhanced Balance Sheet2 product incorporates a fintech financed loss reserve account structured to absorb credit losses • Well capitalized significantly above regulatory requirement • Highly experienced team with proven track record 1SBA Guaranteed loans are guaranteed by U.S Small Business Administration and Strategic Program Loans (HFS) are supported by reserve deposit accounts. 2See Glossary slide at end of presentation for definition of Credit Enhanced. 3 • Fintech Banking & Payments Solutions: • Strategic Program Lending (SPL). Through our scalable API-driven infrastructure • SPL - Credit Enhanced Balance Sheet2. Provides opportunity to generate lower risk asset growth and interest income • Payments (MoneyRailsTM) and BIN Sponsorship. Provides opportunity to diversify business model, generate lower-cost deposits and add fee income • Traditional Lending. Provides flexibility for disciplined balance sheet growth: • SBA 7(a), including SBA guaranteed loans • Residential and owner occupied CRE • Equipment leasing programs Key Products

Our Culture - Strong Compliance and Risk Management 4 Consistent Investment in Personnel & Infrastructure Provides Regulatory Oversight Support to Fintechs Note: FTEs shown as of the end of each respective quarter; does not include FTEs in Governance and Operations. 69 (or 36%) of our 194 FTEs at the end of 3Q25 are in IT, Compliance, Risk Mgmt., and BSA functions NOTE: Although the number of FTEs declined in 3Q25, the proportion of FTEs dedicated to regulatory oversight and IT functions remained consistent with prior quarters. This stability reflects our continued focus on operational efficiency and strategic resource allocation.

Equipment Leasing Programs Balance Sheet Strategy: • Originate for Investment • Originations through vendor finance, additional third-party originators, direct channels • Diversify balance sheet Fintech Banking & Payments Solutions (includes Strategic Program Lending) Balance Sheet Strategy: • Mostly originate to sell • Interest Income HFI & HFS • Minimum program & other fees • Programs establish a “reserve” deposit account with FinWise • Credit Enhanced Bal. Sheet SBA 7(a) Balance Sheet Strategy: • Hold or sell guaranteed portion • Retain all servicing rights when guaranteed portion is sold • Leverage relationship with Business Funding Group, LLC for acquiring customers Residential & Owner Occupied CRE Balance Sheet Strategy: • Originate for Investment • Source of core deposits • High-touch, relationship banking • Historically stable and strong profitability Revenue Contribution by Product (ex-Payments & BIN) 3Q25 Gross Revenue Contribution1 1Does not include revenue from POS Lending Program which is an originate to hold strategy, “Other”, “Change in Fair Value on investment in BFG”, "Credit Enhancement", and revenue generated by non-lending activities. Note: SBA Guaranteed loans are guaranteed by U.S Small Business Administration; Strategic Program Loans (HFS) are supported by reserve deposit accounts. 48.1% 15.5% 3.4% 5 6.1% Differentiated and Proven Strategy Offers Solid Foundation for Future Growth As of 9/30/25: • Strategic Platform Loans on Bal. Sheet: $219.7M (71.3% HFS; 28.7% HFI) • 3Q25 Gain on Sale (net) and Strategic Program Fees: $6.4 million or 35.7% of non- interest income As of 9/30/25: • SBA Loans on Bal. Sheet: $240.1 (55.1% Guaranteed; 44.9% Unguaranteed) Product Overview: • Consumer and commercial lending • Construction lending focus on single-family residential Product Overview: • Equipment secured leases/ loans • Interest bearing (generally 60-month fixed rates) • "Aurora" loan origination system provides scalability and automation Target Customer: • Consumers and small to medium-sized businesses (SMBs) via Fintech Platforms Target Customer: • SMBs Target Customer: • Single family residential and SMBs Target Customer: • SMBs via Equipment point of sale TRADITIONAL LENDING PRODUCTS

Review of Strategic Program Lending (SPL): Role of the Bank and Fintech 6 Loan Applications and Approvals Adhere to Credit Models Established by FinWise

Strategic Program Lending (SPL) - Program Diversification Has Improved Note: Strategic Program Lending concentration shown since 1Q22 to highlight longer-term pattern in recent years 7

8 Select Fintech Brands We Currently Support Note: Upstart, Elevate, Reach and FUTR Payments (formerly Hank Payments) are not on MoneyRailsTM, but FinWise does handle Payment Processing for them. Growth Opportunity With Existing Fintechs And As New Programs Are Onboarded

Growth Strategy: Broader Fintech Banking & Payments Solutions Offering 1SBA 7(a) includes Guaranteed and Unguaranteed loans; Guaranteed loans are guaranteed by U.S Small Business Administration. Note: "Fintech Banking & Payments Solutions" is used to describe our target market within the banking as a service ecosystem. 9 Strategic Program Lending (SPL) SBA 7(a)1 Resi. & Owner Occupied CRE Equipment Financing BIN Sponsorship Strategic Program Lending (SPL) + Credit Enhancement SBA 7(a)1 Equipment Financing Resi. & Owner Occupied CRE Incorporating Credit Enhanced, Payments and BIN Products Enhances Revenue Diversification Payments (MoneyRails™) NOTE: Payments and BIN Sponsorship products poised to deliver growth later in 2026/27

Growth Strategy: Potential Long-term Benefits from Our Fintech Banking and Payments Solutions Offering Revenue Expand and diversify sources of revenue Deposits Diversify deposit composition and reduce cost of funds Credit Quality Increase Prime loan exposure Profitability Enhance profitability and oper. leverage via lower cost of funds and use of outsourced solutions Note: "Potential Long-term Benefits" describe the Company's expectations of potential benefits to the overall FinWise business model 10

New Products Offered Under One Platform 1 Credit approval by FinWise is required 11 A Differentiator of Our Fintech Banking & Payments Solutions Offering

12 Interest Income • Monthly fee driven by originated loan volume • On loans held for a few days before sold and on extended held for sale loans • On loans held for investment • Incorporated in Strategic Program Lending (SPL) monthly fee • Contractual interest earned on loans maintained on our bal. sheet • Note: payments to Fintechs of excess spread are mostly expensed. Also, fintechs are required to hold a deposit acct. at FinWise against which charge-offs are recovered, trued up monthly post charge-offs • Monthly fees (including Acct. Mgmt. fees) • Transaction Fees (ACH, Wires, Real Time, etc.) • None • Note: lower cost deposits generated help NII • Monthly fees driven by dollar volume spent • On receivables held for a few days before sold • On receivables held for investment • Monthly fees driven by dollar volume spent • None • Note: lower cost deposits generated help NII • Gain on sale of loans (SBA 7a) • Traditional interest income 1MoneyRailsTM enhances fee revenue opportunity in SPL and Cards. Note: SBA Guaranteed loans are guaranteed by U.S Small Business Administration and Strategic Program Loans (HFS) are supported by reserve deposit accounts. A Deeper Dive Into Our Diversified Revenue Model Strategic Program Lending (SPL) Payments (MoneyRails™)¹ Credit Cards Traditional Lending (SBA 7(a), Residential & Owner Occupied CRE, Equipment Financing) Strategic Program Lending (SPL): Credit Enhanced Bal. Sheet Prepaid & Debit Cards Type of Revenue Generated by Product BIN Sponsorships: Net Interest Income (NII)Fee Income

MoneyRailsTM Overview and Map of Services 13 MoneyRailsTM is an Award Winning, Proprietary, Centralized, Secure Platform and Ledger that Facilitates Money Movement • Highly secured platform built on ZeroTrust architecture, and based on an immutable ledger of transactions • The Ledger provides a strong foundation with controls, standing instructions and connectors for third-party integrations • Fintechs can build their own experience using APIs without dependency on FinWise • Provides tokenized and virtual card servicing capabilities, which enables incoming/ outgoing payments and card mgmt. to be housed in a central hub 1 Cards will be available in 2H 2026. NOTE: Currently Live: Ledgering, ACH, RTP, FedNow, Wires, RPPS, File-based support, KYC/KYB Connector, API enabled, Fraud Monitoring

Components of Model Enable Scaling and Regulatory Oversight Our Technology:Product: Enterprise Data Warehouse -Proprietary and rigorous regulatory process -FinWise controls the data internally Lending programs, including closed and open-ended consumer and commercial • Verify borrower information • Validate loans to models and underwriting criteria, and originate API 2) Payments (MoneyRailsTM) Payments (MoneyRailsTM) ACH, SDA, TCH RTP, FedNow, Wire, Visa Direct and Mastercard Send, Mastercard RPPS • Rules-based money movement configurations and restrictions • Verification, validation and capture of necessary oversight data API 3) BIN Sponsorship Card Processors Credit and Charge Cards Debit cards; prepaid • Capture daily cardholder financial activity and bank-defined data sets necessary for oversight and testing of regulatory compliance Data 14 1) Strategic Program Lending Credit Engine

Intensive Due-Diligence Process and Compliance Assessment Representative Fintech Onboarding - a Thorough Selection Process Including: 15

Disciplined Underwriting Process Mitigates Risk... • Credit risk is managed through combination of policy, data and pricing • Disciplined underwriting process and well collateralized portfolio has helped mitigate net charge-offs, even as credit quality normalized due to an elevated interest rate environment • Remain well-reserved: ACL/Total Gross Loans HFI of 4.5% at end of 3Q25: • SBA guaranteed balances as % of Total Gross Loans HFI have declined as we continue to sell guaranteed portions of SBA loans due to favorable market conditions • Strategic Programs (SP) HFI balances as % of Total Gross Loans HFI, have increased partly driven by higher Credit Enhanced balances 16 *ACL = Allowance for Credit Losses; SP = Strategic Programs; HFI = Held for Investment

...and Leads to a Diversified and Lower Risk Loan Portfolio Key Quarterly Trends: • Combined SBA Guaranteed and Strategic Program Loans Held-for-Sale (HFS) increased to a total of 39.9% of the portfolio as of 3Q25 vs 46.0% as of 3Q24. ◦ Both products carry lower credit risk: SBA Guaranteed loans are guaranteed by the U.S Small Business Administration and Strategic Program Loans (HFS) are supported by reserve deposit accounts • SBA Unguaranteed loans declined from 18.7% of the portfolio as of 3Q24 to 14.9% as of 3Q25 - while the absolute dollar amount of these loans remained relatively stable, the decline as a percent of the portfolio is primarily attributable to overall balance sheet grown, especially in Credit Enhanced loans • SBA Guaranteed balances have declined as we continue to sell amounts of the guaranteed portion of SBA loans 17 1Total Loans includes Held for Investment (HFI) and Held for Sale (HFS) NOTE: Commercial (Non RE) is mostly Equipment Leasing. Portfolio Characteristics: • SBA: Average FICO is 740+. Average time in business is 12+ years. Top 3 industries by Unguaranteed balances: eCommerce, Law Firms and Health Care. Note: Our SBA loss rate has been approximately 73% lower than the SBA 7(a) industry for all originations since 2014. • CRE Non-SBA (11.7% as of 3Q25) is 98.3% Owner Occupied

Deposit Composition 18 As of September 30, 2025, Total Period End Deposits: $682.3 Million Opportunity to enhance profitability by gradually diversifying deposit composition away from higher-cost CDs and reducing cost of funds

Consistent TBV Growth Has Been a Win for Shareholders Tangible Book Value Per Share (Non-GAAP)1 19 1See Appendix at end of presentation for full description of metric and Non-GAAP reconciliation. Amounts are as of the end of each respective period. 2Bank Peers defined as: Oregon Bancorp, Inc., Quaint Oak Bancorp, Inc., University Bancorp, Inc., BayFirst Financial Corp., CF Bankshares Inc., Meridian Corporation, Coastal Financial Corporation, Capital Bancorp, Inc., FS Bancorp, Inc., Blue Ridge Bankshares, Inc., First Internet Bancorp, Nicolet Bankshares, Inc., Triumph Financial, Inc., Live Oak Bancshares, Inc., Merchants Bancorp, The Bancorp, Inc., Cross River Bank, Metropolitan Bank Holding Corp., Capital Community Bank. 3Fintech Peers defined as Atlanticus Holdings Corporation, Oportun Financial Corporation, LendingClub Corporation, Pathward Financial, Inc. Note: Bank level Call Report financial data used where holding company consolidated financials unavailable; 2Q 2025 financial data used where 3Q 2025 holding company consolidated and bank level Call Report financials are unavailable Source: S&P Capital IQ Pro Indexed Change in TBV Since FINW IPO (4Q21) vs Select Bank2 and Fintech Peers3

Industry Recognition as a Top-Performing Bank 20 FinWise Bancorp ranked in top 3 on American Banker's annual list of Top-Performing Publicly Traded Banks with under $2 billion of assets (based on 3-year average ROAE ending 12/31/23) 2022 2023 2022 2023 20242024 Source: https://www.independentbanker.org/article/2024/05/01/icba%27s-best-performing-banks-of-2024; https://www.americanbanker.com/list/the-20-top-performing-publicly-traded-banks-with-under-2b-of-assets FinWise Bancorp ranked #1 in its respective class (for the 3rd year in a row) for Best Performing Banks (based on 3-year average pre-tax ROA) FinWise Bank was ranked as one of the 50 fastest growing companies in Utah based on revenue growth over five years. 2022 2023 2024

Selected Financial Information 21

Solid Originations and Significant Balance Sheet Growth 22 1 HFI = Held for Investment. Note: Total Loan Originations are for the quarterly period. Other amounts are as of the end of each respective period Total Assets at end-of- period 3Q25 reached nearly $900M for the first time in the Company's history.

Growing TBVps and Sustained Historical Profitability 23 1See Appendix for more information and Non-GAAP reconciliation. Tangible Book Value per Share (Non-GAAP) as of the end of each respective period. 2ROAE is negatively affected by high capital levels. Profitability partly impacted by infrastructure investments over the past two years to support organic growth and the build- out of key strategic initiatives. ROAE has also been lower due to high capital levels

Diversified Income Sources 24 1For accounting purposes, Credit Enhancement Income is fully offset by a corresponding credit loss provision related to credit enhanced balances, thus not having a net effect on the Company's net income. 2All Other Non-interest Income includes all other non-interest income items, excluding Strategic Program Fees and Credit Enhancement Income. Net Interest Income and Net Interest Margin (NIM) are impacted by lending activities including growth in the Credit Enhanced portfolio

Disciplined Expense Management While Investing for Growth Increase in Total Non-interest Expense in prior years was been driven largely by business infrastructure spend, including headcount, to support organic growth and key strategic initiatives. Outlook Commentary: Remain focused on positive operating leverage; Expense growth to be correlated to revenue production. NOTE: reported efficiency ratio was 47.6% in 3Q25. Adjusting for credit enhancement related accounting gross ups to net interest income, non-interest income and non-interest expense, the core efficiency ratio was 59.7% for 3Q252 25 3Q24 2Q25 3Q25 Full Time Employees (FTEs) 194 200 194 Efficiency Ratio (Non-GAAP)2 67.5% 59.5% 47.6% 1All Other Non-interest Expense refers to all other expense components within Total Non-interest Expense, excluding Salaries & Employee Benefits and Credit Enhancement Expenses. 2See Appendix at the end of the presentation for Non-GAAP reconciliation

Well Capitalized Above Regulatory Requirements 26 Note: data as of the end of each respective period. Capital levels remain well above the well-capitalized regulatory requirement of 9%, pursuant to the Community Bank Leverage Ratio framework adopted by the Bank in 2020.

Appendix 27

Non-GAAP Reconciliations 28 (1) Tangible shareholders’ equity: This measure is not a measure recognized under GAAP and is therefore considered to be a non-GAAP financial measure. Tangible shareholders’ equity is defined as total shareholders’ equity less goodwill and other intangible assets. The most directly comparable GAAP financial measure is total shareholder’s equity to total assets. The Company had no goodwill or other intangible assets as of any of the dates indicated. The Company has not considered loan servicing rights or loan trailing fee asset as intangible assets for purposes of this calculation. As a result, tangible shareholders’ equity is the same as total shareholders’ equity as of each of the dates indicated. (2) Efficiency Ratio: This measure is not a measure recognized under United States generally accepted accounting principles, or GAAP, and is therefore considered to be a non-GAAP financial measure. The efficiency ratio is defined as total non-interest expense divided by the sum of net interest income and non-interest income. The Company believes this measure is important as an indicator of productivity because it shows the amount of revenue generated for each dollar spent. Tangible Shareholders' Equity and Tangible Book Value Per Share As of ($ in thousands, except per share amounts) September 30, 2025 June 30, 2025 September 30, 2024 Total shareholders' equity $ 187,765 $ 181,959 $ 170,370 Goodwill — — — Other intangibles — — — Less: total intangible assets — — — Tangible shareholders' equity1 $ 187,765 $ 181,959 $ 170,370 Tangible book value per share1 $ 13.84 $ 13.51 $ 12.90 Efficiency Ratio For the Three Month Period Ending ($ in thousands) September 30, 2025 June 30, 2025 September 30, 2024 Non-interest expense $ 17,449 $ 14,912 $ 14,049 Net interest income 18,607 14,728 14,763 Non-interest income 18,052 10,337 6,054 Adjusted operating revenue $ 36,659 $ 25,065 $ 20,817 Efficiency ratio2 47.6% 59.5% 67.5%

Non-GAAP Reconciliations (continued) 29 (3) Adjusted Efficiency Ratio: This measure is not a measure recognized under United States generally accepted accounting principles, or GAAP, and is therefore considered to be a non-GAAP financial measure. The adjusted efficiency ratio is defined as total non-interest expense, adjusted for credit enhancement program expenses, divided by the sum of net interest income and adjusted non-interest income, adjusted for credit enhancement income. Adjusted Efficiency Ratio For the Three Month Period Ending ($ in thousands) September 30, 2025 June 30, 2025 September 30, 2024 Non-interest expense (GAAP) $ 17,449 $ 14,912 $ 14,049 Less: credit enhancement program expenses 1,968 90 3 Adjusted non-interest expense 15,481 14,822 14,046 Net interest income (GAAP) 18,607 14,728 14,763 Less: credit enhancement interest 1,968 90 3 Adjusted net interest income 16,639 14,638 14,760 Total non-interest income (GAAP) 18,052 10,337 6,054 Less: credit enhancement income 8,762 2,275 47 Adjusted non-interest income 9,290 8,062 6,007 Adjusted operating revenue $ 25,929 $ 22,700 $ 20,767 Adjusted efficiency ratio3 59.7% 65.3% 67.6%

Glossary of Terms Used 30 ACH (The Automated Clearing House). Electronic funds-transfer system that facilitates payments in the U.S. and internationally. The ACH is run by Nacha. API (Application Programming Interface). Set of defined rules that enable different applications to communicate with each other. It acts as an intermediary layer that processes data transfers between systems, letting companies open their application data and functionality to external third-party developers, business partners, and internal departments within their companies. Banking-as-a-Service (BaaS). Banking model in which licensed banks integrate their digital banking services directly into the products of other non-bank businesses. This allows non-bank businesses to offer their customers digital banking services such as mobile bank accounts, debit cards, loans and payment services, without needing to acquire a banking license of their own. The bank's system communicates via APIs and webhooks with that of the non-bank's business, enabling the end customer to access banking services directly through the non-bank’s website or app. BIN (Bank Identification Number) Sponsorship. BIN sponsorship allows fintech businesses to quickly gain direct access to the payment processing and card management services provided by the likes of Visa or Mastercard without going through the process of joining a major card scheme. It provides fintechs with quickest way to launch a financial product with a debit, credit or prepaid card attached. Credit Enhanced Balance Sheet. FinWise generates interest income from existing and potential new strategic programs through contractual interest earned on loans maintained on the FinWise balance sheet. Fintech strategic programs using this product are required to hold a deposit account at FinWise against which charge-offs are recovered, and which is trued up monthly post any charge-offs. FedNow. The clearing service for financial institutions to provide immediate end-to-end payments to customers. The key difference between this service and the Fed’s previous system is that FedNow will be online 24/7, processing transactions in real time. HFI (Held for Investment). When a reporting entity holds an originated or purchased loan for which it has the intent and ability to hold for the foreseeable future or to maturity or payoff, the loan should be classified as held-for-investment. Loans held for investment are reported on the balance sheet at their amortized cost basis. HFS (Held for Sale). When a reporting entity originates or purchases a loan with the intent to sell the loan to another entity (e.g., a government sponsored enterprise). Mastercard RPPS (Remote Payment and Presentment Service). Mastercard RPPS optimizes electronic bill payment by connecting banks to billers. It offers a single, reliable connection for electronic payment providers to help with fast & secure consumer bill payments. Mastercard Send. Mastercard’s offering in the real-time personal payments arena. Senders can immediately make “push payments” to bank accounts, mobile wallets, prepaid debit cards, or targeted cash- out locations. The sender can initiate a Mastercard Send transaction with just the recipient’s debit card number. MoneyRailsTM is FinWise's Payments hub, which is a single-window platform through which companies can execute all their payments, and issue virtual cards. MoneyRails also provides the ability to safeguard funds in an array of account types: FBO and subaccounts to satisfy FinTechs’ deposit needs, as well as traditional Savings, Checking, Certificate of Deposits, etc. . Payment hubs increase fund control and visibility, reduce the risk associated with numerous fragmented payment processes, and improve overall operating efficiency. NIM: Net Interest Margin SBA 7(a) loans. Small-business loans issued by a private lender and partially backed by the U.S. Small Business Administration. SMBs. Small to medium-sized businesses. Strategic Program Lending - SPL (sometimes referred as Marketplace Lending). Lending predominately done through fintech platforms that connect borrowers with lenders. TBV: Tangible Book Value The Clearing House RTP. A real-time payments platform that all federally insured U.S. depository institutions are eligible to use for payments innovation. All RTP payments are processed by The Clearing House. When you pay your utility bill for the month using RTP, your bank sends message to network which includes the details of the payment. The Clearing House then processes the message and routes it to utility company's bank, completing the payment. Visa Direct. A type of Original Credit Transaction (OCT) that allows fast and secure payment transfers to customers using their card details. Unlike with other payment methods, where it can typically take up to 24 hours for the funds to be transferred to the customer, Visa Direct transactions normally complete near-instantly.